Sale of vessels previously held under Capital Leases	9 Months Ended
Sep. 30, 2016
Leases, Capital [Abstract]
Capital leases
3.              Sale of vessels previously held under Capital Leases

On March 28, 2013, two of ASC’s subsidiaries entered into an agreement, which took effect on April 2, 2013, for the sale and leaseback (under a capital lease arrangement) of the Ardmore Calypso and Ardmore Capella. This transaction was treated as a financing transaction. As part of this arrangement, the senior debt outstanding on the vessels of $17.9 million was repaid in full on April 2, 2013. The capital leases were scheduled to expire in 2018 and included a mandatory purchase obligation for the seller to repurchase the vessels, as well as a purchase option exercisable by Ardmore.

In October 2015, Ardmore agreed terms for the sale of the Ardmore Calypso and Ardmore Capella. Effective November 2015, Ardmore reclassified these vessels as Vessels Held for Sale and ceased to depreciate the vessels. Ardmore exercised the purchase option for the two vessels during the second quarter of 2016 and repaid all amounts outstanding under the capital lease. The sale price for the two vessels was $38.5 million, resulting in an overall net gain of $0.5 million when Ardmore delivered the vessels to the buyers during April and May of 2016.

The gain on disposal of the vessels for the nine months ended September 30, 2016 is calculated as follows:

	Calypso	Capella	Total
Sales proceeds	19,150,000	19,350,000	38,500,000
Net book value of vessels	(18,783,238)	(18,253,669)	(37,036,907)
Sale related costs	(273,458)	(228,210)	(501,668)
Lease Termination Costs and Related Finance Fees	(254,731)	(254,732)	(509,463)
Net (Loss) / Gain	(161,427)	613,389	451,962

	As at
	Sept 30, 2016	Dec 31, 2015
Current portion of capital lease obligations	-	27,097,348
Current portion of deferred finance fees	-	(325,437)
Total capital lease obligations	-	26,771,911